SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 1, 2005

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, TX 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 1, 2005, we completed the sale of our orthopaedics business assets to SanuWave, Inc., a privately held company owned by Prides Capital Partners, LLC, for $10.4 million, consisting of $6.4 million in cash, two $2.0 million unsecured long-term promissory notes, and a small passive ownership interest in SanuWave, Inc. The sale was consummated pursuant to a Purchase Agreement dated August 1, 2005 by and between HealthTronics, Inc. and SanuWave, Inc., the terms of which are incorporated by reference herein.

Item 9.01 Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Purchase Agreement dated August 1, 2005 by and between HealthTronics, Inc. and SanuWave, Inc.

99.1	Press release dated August 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC.
(Registrant)

Dated: August 3, 2005	By:	/s/ James S.B. Whittenburg
	Name:	James S.B. Whittenburg
	Title:	Senior Vice President – Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Purchase Agreement dated August 1, 2005 by and between HealthTronics, Inc. and SanuWave, Inc.

99.1	Press release dated August 2, 2005.